Exhibit 99.1

EVERI HOLDINGS ANNOUNCES NEW EXECUTIVE LEADERSHIP ROLES TO SUPPORT FURTHER GROWTH
Randy Taylor Promoted to President and Chief Operating Officer
Mark Labay Appointed Executive Vice President and Chief Financial Officer
David Lucchese Named Executive Vice President, Sales, Marketing and Digital, Following Retirement of Edward Peters
CEO Michael Rumbolz Extends Employment Term Through March 2022
LAS VEGAS, March 09, 2020 (GLOBE NEWSWIRE) -- Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), the gaming industry’s premier single-source provider of gaming products, financial technology and loyalty solutions, announced today that Randy L. Taylor has been promoted to the newly created position of President and Chief Operating Officer and Mark F. Labay has been appointed to succeed Mr. Taylor as Executive Vice President, Chief Financial Officer and Treasurer. In addition, David J. Lucchese will assume the role of Executive Vice President, Sales, Marketing and Digital, succeeding Edward A. Peters who informed the Company of his plans to retire following a distinguished 37-year professional career. The appointments are effective as of April 1, 2020.
The Company also announced that the Company’s Board of Directors has extended Mr. Rumbolz’ employment agreement as Chief Executive Officer for an additional 14 months through March 31, 2022. In conjunction with the announced executive leadership changes, Mr. Rumbolz will shift his primary focus towards Everi’s long-term strategic growth initiatives, including support for the Company’s ongoing growth plans, its organizational development, corporate culture and technological innovation.
“These changes to the executive management team fortify our leadership capabilities and are the result of our organizational development and succession planning initiatives,” said E. Miles Kilburn, Chairman of the Board of Everi. “The appointments recognize the significant contributions Randy, Mark and Dave have made to Everi’s success, their broad expertise, and their ability to successfully execute on new opportunities and to resolve challenges effectively and efficiently. Under Mike’s leadership, Everi has distinguished itself in recent years with its success and strong operating performance, while creating and fostering a culture that emphasizes innovation and collaboration, elements that have become an integral foundation of our growth. These leadership changes will help facilitate our ongoing performance momentum and success in delivering future profitable growth.”

As President and Chief Operating Officer, Mr. Taylor will assume primary oversight of the Company’s day-to-day execution of ongoing operational performance targets and the Company’s efforts to drive continuous improvement across its operations. Mr. Taylor will help guide the enterprise-wide execution of Everi’s growth-focused strategies and will further foster success-oriented accountability across the Company. He most recently served as the Company’s Executive Vice President and Chief Financial Officer since March 2014, and previously served as Senior Vice President, Corporate Controller. Prior to joining Everi in 2011, Mr. Taylor served as Chief Financial Officer and Principal Financial Accounting Officer of Citadel Broadcasting Corporation, having advanced through various finance and accounting roles during a 10-year tenure at Citadel. Previous responsibilities also included significant casino gaming and supplier experience, having served at Aladdin Gaming, LLC, Showboat, Inc., and Bally Technologies, Inc. Mr. Taylor holds a Bachelor of Science in Accounting degree from the University of Denver.
“Randy has been instrumental in driving Everi’s success and positioning it for continued growth,” said Mr. Rumbolz. “He has had direct oversight of many areas of the business where we’ve achieved significant success. These include the improvements in our balance sheet during the last several years, the implementation of prudent investment strategies, including the disciplined allocation of capital to expand and improve our Games and FinTech product portfolio that has driven consistent profitable growth, and overseen several accretive acquisitions. His experience and attention to detail will help to further improve our day-to-day focus and financial performance.”
Mr. Labay has been with Everi for more than 17 years, most recently serving under Mr. Taylor as Senior Vice President, Finance and Investor Relations since April 2014. As Chief Financial Officer, Mr. Labay will be responsible for the Company’s financial, accounting, treasury, and investor relations functions, and will implement financial strategies that support Everi’s growth initiatives. During his time at Everi, he has progressed through a number of the Company’s finance, accounting, operational and strategic development functions, and has served as Senior Vice President and General Manager Core Cash Access Services and Senior Vice President Finance and Controller. Prior to joining Everi, Mr. Labay was Controller of El Portal Group and had been with Deloitte & Touche. He holds a Masters Degree in Accounting from the University of Florida.
“Over the last six years, Mark has worked closely with Randy on the development and implementation of initiatives that have helped drive profitable growth and improve our financial foundation and flexibility. He has led the process of identifying and completing several accretive, strategic transactions that have improved the competitive position and financial performance of our FinTech business. Mark’s financial and operational experience will continue to benefit the Company as he moves into his new position,” said Mr. Rumbolz.
In his new role, Mr. Lucchese will be responsible for Everi’s global sales and customer-experience efforts, as well as continuing to guide the growth of the Company’s Digital operations. Mr. Lucchese has extensive experience in the gaming industry and has held several executive leadership roles at Everi since joining the Company in April 2010. Most recently, he has served since January 2017 as Executive Vice President, Digital and Interactive Business Leader, while retaining oversight for the relationship of strategic corporate accounts in the FinTech business. He also served as Executive Vice President, Games and as Executive Vice President of Client Services. Mr. Lucchese’s first role at Everi was Executive Vice President of Sales, a role he held for nearly four years. Before joining the Company, he served for nearly 25 years in sales positions at Bally Technologies, Inc., Aristocrat Technologies, Inc., and Casino Data Systems. He holds a Bachelor of Science degree in Marketing and Management from Indiana University.
“In addition to leading our successful efforts to launch and grow our digital and Interactive business, Dave has continued to lead all aspects of many of our larger strategic accounts. By aligning responsibility for all our customer touchpoints under Dave, we expect to continue the momentum we have in place to better serve customers, strengthen our competitive position in the marketplace and enhance our long-term profitability,” said Rumbolz.

“Finally, on behalf of the entire Everi team, we wish Ed Peters the very best in his well-deserved retirement,” said Mr. Rumbolz. “Ed has had an extraordinarily successful career and during his five years at Everi, he built and led a team that has dramatically grown sales of both Games and FinTech products and services. He leaves behind a strong team dedicated to helping our customers achieve even greater success. We are pleased that Ed has agreed to a transitional position through May 2021 to affect a smooth hand-off with our customers. I am excited to work with Randy, Mark and Dave in their new roles and look forward to the year ahead as we continue to deliver increased value for all our stakeholders.”
About Everi
Everi is a leading supplier of imaginative entertainment and trusted technology solutions for the casino, interactive, and gaming industry. With a focus on both customers and players, the Company develops entertaining games and gaming machines, gaming systems and services, and is the preeminent and most comprehensive provider of core financial products and services, player loyalty tools and applications, intelligence and regulatory compliance solutions. Everi’s mission is to provide casino operators with games that facilitate memorable player experiences, offer seamless and secure financial transactions for casinos and their patrons, and deliver software tools and applications to improve casino operations efficiencies and fulfill regulatory compliance requirements. Everi provides these products and services in its effort to help make its customers even more successful. For more information, please visit www.everi.com, which is updated regularly with financial and other information about the Company.
Investor Relations Contacts

Everi Holdings Inc.
William Pfund
VP, Investor Relations
702-676-9513 or william.pfund@everi.com

JCIR
Richard Land, James Leahy
212-835-8500 or evri@jcir.com

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